UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 17, 2009

Willing Holding, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-53496	26-0655541
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3 Centerview Drive

Suite 240

Greensboro, North Carolina 27407

(Address of Principal Executive Office) (Zip Code)

(336) 294-4212

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of New Directors

On July 17, 2009, the board of directors of Willing Holding, Inc. (the “Company”) appointed Mr. Thomas L. DiStefano III to serve as a member of the Company’s board of directors.

The Company is not aware of any arrangement or understanding between Mr. DiStefano and any other person, pursuant to which he was selected as a director.

Mr. DiStefano’s spouse is a shareholder of the Company’s legal counsel, Greenberg Traurig, P.A. As of July 22, 2009, the Company had accrued approximately $130,600 in legal fees owed to Greenberg Traurig, P.A., of which $23,500 had been paid by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILLING HOLDING, INC.
(Registrant)

Date: July 23, 2009	By:	/s/ Gideon Taylor
	Name:	Gideon Taylor
	Title:	Chairman and Chief Executive Officer